SUPPLEMENT TO THE INSTITUTIONAL PROSPECTUS and SUMMARY PROSPECTUS OF
WELLS FARGO SPECIALTY FUNDS
For the Wells Fargo Utility and Telecommunications Fund
(the “Fund”)

At a meeting held August 13-14, 2019, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Wells Capital Management Incorporated (“Wells Capital Management”) as the new sub-adviser for the Fund, effective on or about October 15, 2019. In connection with this change, all references to Crow Point Partners, LLC and Timothy P. O’Brien, CFA will be deleted and, the Prospectus and Summary Prospectus will be amended as follows, effective on or about October 15, 2019:

I. Principal Investment Strategy Changes The text in the section entitled “Utility and Telecommunications Fund Summary - Principal Investment Strategies” will be deleted and replaced with the following:

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in common, preferred and convertible preferred stocks of utility and telecommunications companies;

■	up to 20% of the Fund’s net assets in dividend-paying equity securities of non-utility and non-telecommunications companies;

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments; and

■	up to 10% of the Fund’s total assets in emerging market equity securities.

We invest principally in securities of utility and telecommunications companies across all market capitalizations. Utility companies may include, for example, companies that provide basic services such as water, sewage, electricity generation, transmission and distribution, and the transmission and distribution of natural gas. Telecommunication companies may include, for example, cable and satellite companies, interactive media providers, communication equipment manufacturers and providers, telecommunication services companies, telecommunication REITs, and providers of broadcasting services. We may also invest in equity securities of foreign issuers including ADRs and similar investments, which may be deemed either foreign or domestic issues. We concentrate the Fund’s investments in the utility and telecommunications sectors, and because we retain flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Relative to its concentration policy, the Fund’s allocations to utility and telecommunications companies may fluctuate over time, and may at times favor either utilities or telecommunications companies. For hedging purposes, the Fund may use derivative strategies such as buying or writing put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.

We consider similar factors when analyzing utility and telecommunications companies as those from other sectors. We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels, and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth and financial condition, helps the portfolio managers to focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth. We regularly review the investments of the portfolio and may sell a portfolio holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target, or we have identified a more attractive investment opportunity.

II. Risk Change In the section entitled “Utility and Telecommunications Fund Summary - Principal Investment Risks” the following will be added to the list of principal risks:

Real Estate Securities Risk. Investments in real estate securities are subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.

III. Contractual Expense Cap Change
The Fund’s expense caps are being lowered. As such, the first footnote to the Fund’s Annual Fund Operating Expenses table is revised to read as follows: The Manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.72%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. After the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

IV. Management Changes Kent Newcomb, CFA and Jack Spudich, CFA of Wells Capital Management will be added as portfolio managers for the Fund.

In the section entitled “Utility and Telecommunications Fund Summary - Fund Management” the Fund Management table will be replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kent Newcomb, CFA, Portfolio Manager / 2019 Jack Spudich, CFA, Portfolio Manager / 2019

In addition, in the section of the Fund’s Prospectus entitled “The Sub-Advisers and Portfolio Managers”, biographic information will be added for Messrs. Newcomb and Spudich under the sub-heading “Wells Capital Management Incorporated” as follows:

Kent Newcomb, CFA Utility and Telecommunications Fund

Mr. Newcomb joined Wells Capital Management in 2018. Prior to 2018, Mr. Newcomb worked at Wells Fargo Advisors or an affiliate since 2011. Mr. Newcomb is a portfolio manager of the Wells Fargo Asset Management Compass Equity team, where he manages the Managed DSIP plan portfolios.

Jack Spudich, CFA Utility and Telecommunications Fund

Mr. Spudich joined Wells Capital Management in 2018. Prior to 2018, Mr. Spudich was employed by Wells Fargo Advisors since 2009. Mr. Spudich is a portfolio manager and team leader of the Wells Fargo Asset Management Compass Equity team, where he co-manages the managed DSIP, current equity income, and income multi-asset portfolios.

August 15, 2019	SFIT089/P404SP